                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_]  Preliminary Proxy Statement

                                          [_] Confidential, for Use of the
[X]  Definitive Proxy Statement               Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Additional Materials


[_]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                           RESOURCES CONNECTION, INC.
                (Name of Registrant as Specified in Its Charter)


                                      N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement no.:

    (3)  Filing Party:

    (4)  Date Filed:

                        [LOGO FOR RESOURCES CONNECTION]

September 7, 2001

Dear Stockholder:

   On behalf of the Board of Directors, you are cordially invited to attend the 2001 Annual Meeting of Stockholders of Resources Connection, Inc. to be held at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California, on October 5, 2001 at 10:00 a.m., Pacific Daylight Time. The formal notice of the Annual Meeting appears on the following page. The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting.

   This is our first solicitation of proxies for our Annual Meeting of Stockholders since the initial public offering of our common stock in December 2000.

   During the Annual Meeting, stockholders will view a presentation by Resources Connection and have the opportunity to ask questions. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage-prepaid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

   We look forward to seeing you on October 5, 2001, and urge you to return your proxy card as soon as possible.

Sincerely,

/s/ Donald B. Murray

Donald B. Murray
President, Chief Executive Officer and
Chairman of the Board

                           RESOURCES CONNECTION, INC.
                             695 TOWN CENTER DRIVE,
                                   SUITE 600
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 430-6400
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 5, 2001

To the Stockholders of Resources Connection, Inc.:

   The Annual Meeting of Stockholders of Resources Connection, Inc. will be held at 10:00 a.m., Pacific Daylight Time, on October 5, 2001, at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California, for the following purposes:

     1. To vote for the re-election of Karen M. Ferguson, C. Stephen Mansfield and Leonard Schutzman to our Board of Directors for a three-year term expiring at the Annual Meeting in 2004;

     2. To approve an amendment to the Resources Connection 1999 Long-Term Incentive Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on September 4, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                                          By order of the Board of Directors,

                                          /s/ STEPHEN J. GIUSTO
                                               Stephen J. Giusto
                                                 Secretary

Costa Mesa, California
September 7, 2001

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER
 OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID
                      ENVELOPE FURNISHED FOR THAT PURPOSE.

                                PROXY STATEMENT

   We are sending this Proxy Statement to you, the stockholders of Resources Connection, Inc., a Delaware corporation, as part of our Board of Directors' solicitation of proxies to be voted at our Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Daylight Time, on October 5, 2001, at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California, and at any adjournments thereof. This Proxy Statement and accompanying form of proxy were first sent to stockholders on or about September 7, 2001.

   We are enclosing a copy of our 2001 Annual Report to Stockholders, which includes our fiscal 2001 financial statements. The Annual Report is not, however, part of the proxy materials.

                               ABOUT THE MEETING

What am I voting on?

   At the Annual Meeting, our stockholders will be voting on:

  . the re-election of three directors (Karen M. Ferguson, C. Stephen Mansfield and Leonard Schutzman); and

  .  a proposed amendment to the 1999 Long-Term Incentive Plan.

How does the Board of Directors recommend I vote on the proposals?

   Our Board of Directors recommends you vote FOR each of the nominees and FOR the amendment to the 1999 Long-Term Incentive Plan.

Who is entitled to vote at the meeting?

   Stockholders of record as of the close of business on September 4, 2001, which is known as the record date, are entitled to vote.

How do I vote?

   Sign and date each proxy card you receive and return it in the postage-prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each of the director nominees and FOR the proposed amendment to the 1999 Long-Term Incentive Plan. You have the right to revoke your proxy at any time before your shares are actually voted at the Annual Meeting by:

  .  notifying our corporate secretary in writing;

  .  signing and returning a later-dated proxy card; or

  .  voting in person at the Annual Meeting.

How will voting on any other business be conducted?

   Other than the two proposals described in this Proxy Statement, we know of no other business to be considered at the Annual Meeting. However, if any other matters are properly presented at the meeting, your signed proxy card authorizes Donald B. Murray and Stephen J. Giusto, our Chief Executive Officer and Chief Financial Officer, respectively, to vote on those matters according to their best judgment.

Who will count the vote?

   Representatives of American Stock Transfer & Trust, the independent inspector of election, will count the vote.

What does it mean if I receive more than one proxy card?

   It probably means your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

How many shares can vote?

   As of the record date, 21,145,680 shares of our common stock were issued and outstanding. Holders of our common stock as of the record date are entitled to one vote per share for each matter before the meeting.

What vote is required to approve the proposals?

   Re-election of Directors. A plurality of the shares of common stock voted in person or by proxy is required to elect the nominees for directors. A plurality means that the three nominees receiving the largest number of votes cast will be elected. Each stockholder will be entitled to vote the number of shares of common stock held as of the record date by that stockholder for each director position to be filled. Stockholders will not be allowed to cumulate their votes in the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

   Amendment to 1999 Long-Term Incentive Plan. An affirmative vote by the holders of a majority of our outstanding shares of common stock present, or represented by proxy, and entitled to vote is required to approve the proposed amendment to the 1999 Long-Term Incentive Plan. A properly executed proxy marked "ABSTAIN" with respect to the option plan proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the same effect as a vote against the option plan proposal.

What constitutes a quorum?

   A quorum is a majority of the voting power of the shares entitled to vote at the Annual Meeting. Because there were 21,145,680 eligible votes as of the record date, we will need at least 10,572,841 votes present in person or by proxy at the Annual Meeting for a quorum to exist.

What happens if my shares are held by a broker or nominee?

   If you are the beneficial owner of shares held in "street name" by a broker or nominee, the broker or nominee, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker or nominee, that person will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as broker non-votes).

How will "broker non-votes" be treated?

   "Broker non-votes" are shares held by brokers or nominees for which the broker or nominee lacks discretionary power to vote and never received specific voting instructions from the beneficial owner of the shares. Broker non-votes are counted for purposes of calculating a quorum. However, when the broker or nominee notes on the proxy card that it lacks discretionary authority to vote shares on a particular matter, those shares will not count FOR or AGAINST that matter.

Who can attend the Annual Meeting?

   All stockholders as of September 4, 2001, can attend the Annual Meeting. If your shares are held through a broker and you would like to attend, please either (1) write Kate W. Duchene, our Chief Legal Officer, at 695 Town Center Drive, Suite 600, Costa Mesa, California 92626; or (2) bring to the meeting a copy of your brokerage account statement or an omnibus proxy (which you can obtain from your broker).

When must notice of business to be brought before an annual meeting be given and when are stockholder proposals due for the 2002 annual meeting?

   Advance Notice Procedures. Under our bylaws, business may be brought before an annual meeting if it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the discretion of our Board of Directors or by a stockholder entitled to vote who has delivered notice to our corporate secretary (containing certain information specified in our bylaws) not less than 90 days or more than 120 days prior to the first anniversary of the preceding year's annual meeting (for next year's annual meeting, no earlier than June 7, 2002 and no later than July 7, 2002). These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in next year's proxy statement.

   Stockholder Proposals for the 2002 Annual Meeting. If you are submitting a proposal to be included in next year's proxy statement, you may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by our corporate secretary no later than May 10, 2002.

How will Resources Connection solicit proxies for the Annual Meeting?

   We are soliciting proxies by mailing this Proxy Statement and proxy card to our stockholders. We will pay the solicitation costs, and will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

How do I obtain a copy of the Annual Report on Form 10-K that Resources Connection filed with the Securities and Exchange Commission?

   If you desire a copy of our Annual Report on Form 10-K, we will provide one to you free of charge upon your written request to our Investor Relations Department at 695 Town Center Drive, Suite 600, Costa Mesa, California 92626, or from our Investor Relations website at "http://ir.resourcesconnection.com".

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

   Our Board of Directors currently consists of eight directors. Our certificate of incorporation provides for a classified Board of Directors consisting of three classes of directors, each serving staggered three-year terms. At the Annual Meeting, three directors will be elected, each serving a term of three years expiring at our 2004 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. Each of the nominees, Karen M. Ferguson, C. Stephen Mansfield and Leonard Schutzman, is presently a member of our Board of Directors. The Board of Directors recommends that the stockholders vote in favor of the re-election of the nominees named in this Proxy Statement to continue to serve as members of our Board of Directors. (See "Nominees" below).

   The five directors whose terms of office do not expire in 2001 will continue to serve after the Annual Meeting until such time as their respective terms of office expire and their successors are duly elected and qualified. (See "Other Directors" below).

   If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named as proxies on the proxy card will vote for such substitute nominee or nominees as our Board of Directors recommends, or vote to allow the resulting vacancy to remain open until filled by our Board of Directors, as our Board of Directors recommends. Each of the nominees has consented to serve if elected.

Nominees

   The directors standing for re-election are:

   Karen M. Ferguson, age 37, co-founded Resources Connection in June 1996. From inception to August 1998, Ms. Ferguson served as Managing Director of our Northern California practice. She currently serves as the Managing Director of our New York area practice and as an Executive Vice President, positions she has held since August 1998 and April 1999, respectively. Ms. Ferguson is also a director of Resources Connection, a position she has held since April 1999. Prior to joining us, Ms. Ferguson was a director with Accounting Solutions, a regional Northern California contract staffing firm from 1994 to 1995. From 1985 to 1994, Ms. Ferguson was in the San Francisco office of Deloitte & Touche, a professional services firm, most recently as a Senior Manager.

   C. Stephen Mansfield, age 61, is a director of Resources Connection, a position he has held since August 2000. Mr. Mansfield is a lecturer at California Polytechnic State University, San Luis Obispo, a position he has held since 1999. From 1983 to 1989, Mr. Mansfield was the Partner-In-Charge of the Orange County office of Deloitte, Haskins & Sells, a professional services firm which was a predecessor firm to Deloitte & Touche. Mr. Mansfield retired from Deloitte & Touche LLP in 1990, as a senior partner. Mr. Mansfield is also a director of PBOC Holdings, Inc.

   Leonard Schutzman, age 55, is a director of Resources Connection, a position he has held since April 1999. From April 1999 to November 1999, Mr. Schutzman was a member of Venture Marketing Group LLC, a venture marketing firm. From 1976 to 1993, he held several positions at Pepsi-Co., Inc., a company involved in the snack food, soft drink and juice businesses, most recently as Senior Vice President and Treasurer. Mr. Schutzman also serves on the board of directors of BML Pharmaceutical, Inc., SkyAuction.com, Inc. and TwinLab and currently serves as Chairman of the Board of TraffIQ Systems. He is an operating executive affiliated with Evercore Partners LLC.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE
                                   NOMINEES.

Other Directors

   The following persons will continue to serve as members of our Board of Directors after the Annual Meeting until their terms of office expire (as indicated below) and their successors are elected and qualified.

   Stephen J. Giusto, age 39, co-founded Resources Connection in June 1996 and served as our National Director of Operations from inception until April 1999. Mr. Giusto has served as our Chief Financial Officer, Executive Vice President of Corporate Development and Secretary since April 1999. Mr. Giusto is also a director of Resources Connection, a position he has held since April 1999. Prior to founding Resources Connection, Mr. Giusto was in the Orange County real estate practice of Deloitte & Touche, a professional services firm, from 1992 to 1996. He also previously served for two years in the Deloitte & Touche national office in the Office of the Managing Partner. Mr. Giusto was admitted to the Deloitte & Touche partnership in 1996. Mr. Giusto's term of office as one of our directors expires at the Annual Meeting in 2002.

   Donald B. Murray, age 54, co-founded Resources Connection in June 1996 and served as our Managing Director from inception until April 1999. Mr. Murray has served as our Chairman, Chief Executive Officer and President since the management buyout in April 1999. Prior to founding Resources Connection, Mr. Murray was Partner-In-Charge of Accounting and Assurance Services for the Orange County, California office of Deloitte & Touche, a professional services firm, from 1988 to 1996. From 1984 to 1987, Mr. Murray was the Partner-In-Charge of the Woodland Hills office of Touche Ross & Co., a predecessor firm to Deloitte & Touche, a professional services firm, an office he founded in 1984. Mr. Murray was admitted to the Deloitte & Touche partnership in 1983. Mr. Murray's term of office as one of our directors expires at the Annual Meeting in 2003.

   David G. Offensend, age 48, is a director of Resources Connection, a position he has held since April 1999. Mr. Offensend is one of the founding principals and Vice Chairman of Evercore Partners, Inc. and one of the managing members of Evercore Partners LLC. Prior to founding Evercore Partners in 1995, Mr. Offensend was Vice President of Keystone Inc., the investment organization of Robert M. Bass. Prior to joining Keystone in 1990, Mr. Offensend was a Managing Director of Lehman Brothers, an investment bank, where he was President and Chief Executive Officer of the Lehman Brothers Merchant Banking Partnerships. Mr. Offensend is also a director of Specialty Products & Insulation Co. Mr. Offensend's term of office as one of our directors expires at the Annual Meeting in 2003.

   Gerald Rosenfeld, age 54, is a director of Resources Connection, a position he has held since April 1999. Mr. Rosenfeld is the Chief Executive Officer of Rothschild North America, an investment banking firm, a position he has held since January 2000. Previously, from November 1998 to January 2000, he was the Managing Member of G. Rosenfeld & Co. LLC, an investment banking and consulting firm. Prior to that time, Mr. Rosenfeld was Senior Managing Director of NationsBanc Montgomery Securities LLC, an investment banking firm, from April to November 1998, and a Managing Director and head of Investment Banking of Lazard Freres & Co. LLC, an investment banking firm, from 1992 to 1998. Mr. Rosenfeld is also a director of ContiGroup, Inc. Mr. Rosenfeld's term of office as one of our directors expires at the Annual Meeting in 2003.

   John C. Shaw, age 67, is a director of Resources Connection, a position he has held since June 1999. Mr. Shaw currently also serves as a partner of THE SHAW GROUP LLC, a general management and consulting company he founded in February 1997. Mr. Shaw currently serves as a senior advisor to the Enterprise Risk Services Group of Deloitte & Touche LLP. From February 1997 to December 1999, Mr. Shaw served as the Dean of the Peter F. Drucker Graduate School of Management at Claremont Graduate University. In addition, from November 1994 to February 1997, Mr. Shaw served in the Office of the Chairman of Wellpoint Health Networks, Inc., a managed health care company. Mr. Shaw's term of office as one of our directors expires at the Annual Meeting in 2002.

Director Compensation

   As compensation for their services on our Board of Directors, our non-employee directors receive:

  .  $12,000 per year paid in cash or discounted stock options;

  .  a one-time grant of 5,000 shares at the time a director joins the Board;

  .  discretionary stock option grants; and

  . reimbursement for expenses they incur in attending Board and committee meetings.

   Directors who serve on committees of our Board of Directors also receive a flat fee of $300 per committee meeting attended.

Attendance at Meetings

   Our Board of Directors met in person or conducted telephonic meetings a total of seven times during fiscal year 2001. During that same period, the Board acted two times by unanimous written consent. Each director has attended at least 75% of all Board meetings and, unless otherwise indicated below, applicable committee meetings.

Committees of the Board of Directors

   Our Board of Directors has established a Compensation Committee and an Audit Committee, each composed entirely of directors who are not officers of Resources Connection. The Board of Directors has no Nominating Committee. Selection of nominees for the Board is made by the entire Board of Directors.

 Compensation Committee

   The Compensation Committee of our Board of Directors consists of three non-employee directors, Messrs. Offensend, Rosenfeld and Shaw. Mr. Offensend is the Chairman of the Compensation Committee. Our Compensation Committee determines, approves and reports to the Board of Directors on all elements of compensation for our Chief Executive Officer, and consults on compensation issues affecting the executive vice presidents, including establishing salaries and reviewing benefit programs and reviewing, approving, recommending and administering our incentive compensation and stock option and stock purchase plans.

   The Compensation Committee of our Board of Directors met two times during our 2001 fiscal year. Each member of the Compensation Committee attended these meetings.

 Audit Committee

   The Audit Committee of our Board of Directors consists of three non-employee directors, Messrs. Mansfield, Rosenfeld and Shaw. Mr. Mansfield is the Chairman of the Audit Committee. Our Audit Committee operates under a written charter adopted by our Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendations to our Board of Directors for the selection of independent accountants. The Audit Committee has also considered whether the provision of services by PricewaterhouseCoopers LLP, as described under the caption "All Other Fees" below, is compatible with maintaining the independence of PricewaterhouseCoopers LLP. In discharging its duties, the Committee:

  . reviews and approves the scope of the annual audit and the independent accountant's fees;

  . meets independently with our internal finance staff, our independent accountants and our senior management; and

  . consults with our auditors with regard to the plan of audit, the results of the audit and audit report and confers with the auditors regarding the adequacy of internal accounting controls.

   During the year, our Board of Directors examined the composition of the Audit Committee in light of the Nasdaq Marketplace Rules requiring that at least two members of the Audit Committee be "independent directors." Based upon this examination, the Board confirmed that each member of our Audit Committee is an "independent director" within the meaning of these rules.

   Mr. Mansfield, the Chairman of our Audit Committee, met once with PricewaterhouseCoopers LLP during our 2001 fiscal year. Messrs. Rosenfeld and Shaw did not participate in this meeting.

 Audit Fees

   The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our most recent annual financial statements and the reviews of the financial statements included in our quarterly reports during our 2001 fiscal year were $69,400.

 All Other Fees

   The aggregate fees billed by PricewaterhouseCoopers LLP for all other services rendered during our 2001 fiscal year were $484,000.

   It is expected that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

   The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

                             AUDIT COMMITTEE REPORT

To the Board of Directors
of Resources Connection, Inc.

                               September 4, 2001

   As set forth in more detail in the Audit Committee charter, the Audit Committee's primary responsibilities fall into three categories:

  . first, the Committee is responsible for monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors regarding significant accounting and reporting matters;

  . second, the Committee is responsible for matters relating to the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

  . third, the Committee oversees management's implementation of effective systems of internal controls.

   The Committee has reviewed and discussed with the Company's management and its independent auditing firm, PricewaterhouseCoopers LLP, the Company's audited financial statements for the years ended May 31, 1999, 2000 and 2001, known as the Audited Financial Statements. Management advised the Committee that the Audited Financial Statements were prepared in accordance with generally accepted accounting principles. In addition, the Committee discussed with PricewaterhouseCoopers LLP the matters required by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

   The Committee also has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Committee discussed with that firm its independence from the Company. The Committee also discussed with the Company's management and PricewaterhouseCoopers LLP such other matters and received the assurances from that firm as the Committee deemed appropriate.

   Management is responsible for the Company's internal controls and the financial reporting process. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon.

   Based on the foregoing review and discussions and a review of the report of PricewaterhouseCoopers LLP with respect to the Audited Financial Statements, and relying thereon, the Committee recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in Resources Connection's Annual Report on Form 10-K for the fiscal year ended May 31, 2001.

                                          THE AUDIT COMMITTEE

                                          C. Stephen Mansfield, Chairman
                                          Gerald Rosenfeld
                                          John C. Shaw

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16 of the Securities Exchange Act of 1934, as amended, requires our executive officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. We are required to disclose any failure of these executive officers, directors and 10% stockholders to file these reports by the required deadlines. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no report on Form 5 was required for such persons, we believe that, for the reporting period from December 14, 2000 (the date of our initial public offering) to the end of our 2001 fiscal year, our executive officers and directors complied with all their reporting requirements under Section 16(a) for such fiscal year, except that (i) Mr. Murray failed to report timely on Form 4 his January 10, 2001 option grant for 40,000 shares, (ii) each of Mr. Bower, Ms. Duchene, Ms. Ferguson, Mr. Giusto and Mr. Longnecker failed to report timely on Form 4 their respective January 10, 2001 option grants for 20,000 shares, (iii) Mr. Bower failed to report on his initial Form 3, which was timely filed, 900 shares acquired by Mr. Bower in the initial public offering, (iv) Ms. Ferguson failed to report on her initial Form 3, which was timely filed, 250 shares acquired by Ms. Ferguson in the initial public offering, (v) Mr. Shaw failed to report on his initial Form 3, which was timely filed, 1,000 shares acquired by Mr. Shaw in the initial public offering and
(vi) Mr. Mansfield failed to report on his initial Form 3, which was timely filed, 750 shares acquired by Mr. Mansfield in the initial public offering. On July 6, 2001, each of Messrs. Murray, Bower, Giusto and Longnecker and Ms. Duchene filed a report on Form 4 to report their January 10, 2001 option grants. On the same date, Mr. Bower filed a corrected Form 3 to report the shares he acquired in the initial public offering. On September 4, 2001, Ms. Ferguson filed a report on Form 4 to report her January 10, 2001 option grant. On that same date, Ms. Ferguson also filed a corrected Form 3 to report the shares she acquired in the initial public offering. Messrs. Shaw and Mansfield intend to file an amended Form 3 to report the shares they respectively acquired in the initial public offering.

                EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

Executive Officers

   The following table sets forth information about our executive officers as of August 31, 2001:

           Name          Age                      Position
           ----          ---                      --------
   Donald B. Murray.....  54 Chairman of the Board of Directors, Chief
                              Executive Officer, President and Director
   Stephen J. Giusto....  38 Chief Financial Officer, Executive Vice President
                              of Corporate Development, Secretary and Director
   Karen M. Ferguson....  37 Executive Vice President and Director
   Brent M. Longnecker..  45 Executive Vice President
   John D. Bower........  40 Vice President, Finance
   Kate W. Duchene......  38 Chief Legal Officer, Executive Vice President of
                              Human Relations and Assistant Secretary

   Donald B. Murray, co-founded Resources Connection in June 1996 and served as our Managing Director from inception until April 1999. Mr. Murray has served as our Chairman, Chief Executive Officer and President since the management buyout in April 1999. Prior to founding Resources Connection, Mr. Murray was Partner-In-Charge of Accounting and Assurance Services for the Orange County, California office of Deloitte & Touche, a professional services firm, from 1988 to 1996. From 1984 to 1987, Mr. Murray was the Partner-In-Charge of the Woodland Hills office of Touche Ross & Co., a predecessor firm to Deloitte & Touche, a professional services firm, an office he founded in 1984. Mr. Murray was admitted to the Deloitte & Touche partnership in 1983.

   Stephen J. Giusto, co-founded Resources Connection in June 1996 and served as our National Director of Operations from inception until April 1999. Mr. Giusto has served as our Chief Financial Officer, Executive Vice President of Corporate Development and Secretary since April 1999. Mr. Giusto is also a director of Resources Connection, a position he has held since April 1999. Prior to founding Resources Connection, Mr. Giusto was in the Orange County real estate practice of Deloitte & Touche, a professional services firm, from 1992 to 1996. He also previously served for two years in the Deloitte & Touche national office in the Office of the Managing Partner. Mr. Giusto was admitted to the Deloitte & Touche partnership in 1996.

   Karen M. Ferguson, co-founded Resources Connection in June 1996. From inception to August 1998, Ms. Ferguson served as Managing Director of our Northern California practice. She currently serves as the Managing Director of our New York area practice and as an Executive Vice President, positions she has held since August 1998 and April 1999, respectively. Ms. Ferguson is also a director of Resources Connection, a position she has held since April 1999. Prior to joining us, Ms. Ferguson was a director with Accounting Solutions, a regional Northern California contract staffing firm from 1994 to 1995. From 1985 to 1994, Ms. Ferguson was in the San Francisco office of Deloitte & Touche, a professional services firm, most recently as a Senior Manager.

   Brent M. Longnecker, is as an Executive Vice President of Resources Connection, a position he has held since June 1999. From 1985 to 1999, Mr. Longnecker held various positions at KPMG and Deloitte & Touche, both of which are professional services firms, most recently as Partner-In-Charge of the performance management and compensation consulting practices at Deloitte & Touche. Mr. Longnecker also serves on the faculty of Certified Professional Education, Inc. and as a director of the Strategy Factory, Inc. and SkyAuction.com, Inc.

   John D. Bower, is our Vice President, Finance, a position he has held since April 1999. Mr. Bower served as our Director of Financial Reporting and Controller from January 1998 to April 1999. Mr. Bower served as Vice President, Finance of Mossimo, Inc., a clothing manufacturing company, from January 1997 to November 1997 and as Director, Finance for FHP International Corporation, a health maintenance organization, from June 1992 to January 1997. From 1982 through 1992, Mr. Bower worked in the Orange County, California office of Deloitte & Touche, a professional services firm, most recently as a Senior Manager.

   Kate W. Duchene, is our Chief Legal Officer, a position she has held since December 1999. Ms. Duchene is also our Assistant Secretary and Executive Vice President, Human Relations, positions she has held since August 2000. Prior to joining Resources Connection, Ms. Duchene practiced law with O'Melveny &
Myers LLP, a law firm, in Los Angeles, California, specializing in labor and employment matters. Ms. Duchene was with O'Melveny & Myers LLP from October 1990 through December 1999, most recently as a Special Counsel.

Summary of Compensation

   The following table sets forth summary information concerning compensation awarded to, earned by, or accrued for services rendered to us in all capacities during fiscal 2000 and fiscal 2001 by our Chief Executive Officer and the four other most highly compensated officers whose total salary and bonuses exceeded $100,000 in fiscal 2001. The individuals listed in the table below are collectively referred to as the named executive officers.

                           Summary Compensation Table

                                                                                Long-Term
                                                                               Compensation
                                              Annual Compensation                 Awards
                                     ----------------------------------------- ------------
                                                                                Securities
                                                              All Other Annual  Underlying
 Name and Principal Position    Year Salary ($)   Bonus ($)   Compensation ($) Options (#)
 ---------------------------    ---- ----------   ---------   ---------------- ------------
Donald B. Murray, Chief
 Executive Officer............  2001  447,665(4)   300,518(1)           0         40,000
                                2000  425,000      212,500(2)           0              0

Stephen J. Giusto, Chief
 Financial Officer............  2001  267,038(4)   136,404(1)           0         20,000
                                2000  250,000      125,000(2)           0              0

Karen M. Ferguson, Executive
 Vice President...............  2001  259,023(4)   136,404(1)       1,118(5)      20,000
                                2000  200,000      130,000(3)           0              0

Brent M. Longnecker, Executive
 Vice President...............  2001  318,646(4)   156,600(1)           0         20,000
                                2000  300,000      150,000(2)      50,000(6)           0

Kate W. Duchene, Chief Legal
 Officer......................  2001  174,423       79,335(1)           0         20,000
                                2000   86,538       27,800(2)           0         50,000

--------
(1) Consists of bonuses earned in fiscal 2001 and paid in fiscal 2002.

(2) Consists of bonuses earned in fiscal 2000 and paid in fiscal 2001.

(3) Consists of bonuses earned in fiscal 2000 and paid in part in fiscal 2000 and in part in fiscal 2001.

(4) Includes an automobile allowance of $9,000.

(5) Consists of a matching contribution under the terms of Resources' defined contribution 401(k) plan.

(6) In May 1999, Mr. Longnecker received a loan in the amount of $200,000 from the company. On January 1, 2000, Resources Connection forgave $50,000 of the loan.

Stock Options and Long-Term Incentive Awards in Fiscal 2001

   The table below sets forth the options granted to named executive officers during fiscal 2001. No restricted stock awards were granted to named executive officers in fiscal 2001.

                                                                                  Potential
                                                                              Realizable Value
                                                                              of Assumed Annual
                                          Individual Grants                     Rate of Stock
                         ----------------------------------------------------       Price
                            Number of      % of Total    Exercise             Appreciation for
                           Securities    Options Granted   Price                 Option Term
                           Underlying    to Employees in per Share Expiration -----------------
                         Options Granted   Fiscal 2001   ($/Share)    Date    5% ($)   10% ($)
                         --------------- --------------- --------- ---------- ------- ---------
Donald B. Murray........     40,000           2.35%        17.63    1/10/11   443,600 1,124,000
Stephen J. Giusto.......     20,000           1.17%        17.63    1/10/11   221,800   562,000
Karen M. Ferguson.......     20,000           1.17%        17.63    1/10/11   221,800   562,000
Brent M. Longnecker.....     20,000           1.17%        17.63    1/10/11   221,800   562,000
Kate W. Duchene.........     20,000           1.17%        17.63    1/10/11   221,800   562,000

   Each option vests in equal annual installments over the four-year period commencing on the grant date and has a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of service with Resources Connection.

   The potential realizable values are based on an assumption that the stock price of our common stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth of the shares of our common stock.

Exercise of Options and Year-End Values

   No stock options have been exercised by any named executive officer since our inception. The following table provides summary information of the number of shares of our common stock represented by outstanding stock options held by each of our named executive officers as of May 31, 2001.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUE

                                                Number of Securities          Value of Unexercised
                                               Underlying Unexercised         In-the-Money Options
                           Shares              Options at May 31, 2001           at May 31, 2001
                         Acquired on  Value   ------------------------- ---------------------------------
                          Exercise   Realized Exercisable Unexercisable Exercisable ($) Unexercisable ($)
                         ----------- -------- ----------- ------------- --------------- -----------------
Donald B. Murray........     --         --         --        40,000             --            626,800
Stephen J. Giusto.......     --         --         --        20,000             --            313,400
Karen M. Ferguson.......     --         --         --        20,000             --            313,400
Brent M. Longnecker.....     --         --         --        20,000             --            313,400
Kate W. Duchene.........     --         --      12,500       57,500         378,750         1,449,650

   Dollar values in the table shown above are calculated by taking the fair market value of our common stock on May 25, 2001 (the last trading day prior to our fiscal year end), subtracting the per share exercise price of the options, and multiplying the result by the number of shares.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of our Board of Directors consists of three non-employee directors, Messrs. Offensend, Rosenfeld and Shaw. None of the members of the Compensation Committee of our Board of Directors is an officer or employee of our company. No executive officer of our company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors.

   The following report of the Compensation Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS
                               September 4, 2001

To the Board of Directors of Resources Connection, Inc.

Compensation Philosophy

   Our philosophy in setting compensation policies for the senior executive group, which includes our Chief Executive Officer and the executive vice presidents, is to attract, motivate and retain high caliber talent while maximizing stockholder value over time. The Compensation Committee sets the compensation policy applicable to these senior executive officers and evaluates, in consultation with the Chief Executive Officer, the performance of such officers. The Committee strongly believes that executive compensation should be tied to corporate performance and increased stockholder value. The Committee has adopted the following guidelines in making its compensation decisions:

  . provide a fair and competitive total compensation package that enables us to attract and retain superior executive talent;

  . design compensation programs to further our yearly and long-term business objectives; and

  . include variable components in the compensation package that links executive financial reward to stockholder return.

Components of Executive Compensation

   In this, our first year as a publicly-traded company, the Compensation Committee has focused on the following three components in forming the total compensation package for its senior executive officers: base salary; annual incentive bonus; and long-term equity incentives.

 Base Salary

   Our Chief Executive Officer and three of our executive vice presidents each have a written employment agreement that establishes each individual's base salary. Within the context of such agreements, the Committee annually reviews the Chief Executive Officer's base salary and consults on the base compensation of the executive vice presidents. The Committee intends to compensate our senior executive officers, including our Chief Executive Officer, fairly and competitively within the relevant industry. In order to evaluate our competitive position in the professional services industry, the Compensation Committee, with the assistance of an independent compensation specialist, reviews and analyzes the compensation packages, both cash and equity, offered by other publicly-traded, professional services companies. We believe that this approach has allowed the Committee to compensate the senior executive group fairly and competitively by industry standards. As reflected in the Summary Compensation Table, Mr. Murray's salary for fiscal year 2001 was $447,665. As discussed below, the Committee also emphasizes longer-term compensation incentives for these executives as it believes that these longer-term incentives help motivate the executives to better achieve our corporate performance goals, thereby more directly contributing to stockholder value.

 Annual Incentive Bonus

   During fiscal year 2001, our senior executive officers were eligible for a target annual incentive bonus, calculated by the Committee as a percentage of each officer's base salary, under the terms of our Executive Incentive Bonus Plan, referred to as the Plan. The Plan promotes a pay for performance philosophy by providing the executive group with direct cash incentives to achieve corporate financial goals. All senior executive officers were eligible for target bonuses ranging from 50 to 65% of their base salary, depending upon their positions. During fiscal year 2001, bonuses awarded under the Plan to the executive officers, including Mr. Murray, were calculated based on our achievement of certain financial performance metrics. The successful completion of these goals was measured objectively by the Committee. The Plan allowed for the incentive awards to increase if the Company exceeded certain, defined financial objectives. The financial metrics used to calculate the incentive bonuses are based on confidential information and are competitively sensitive as they are derived from our internal projections and business plan. Mr. Murray's annual bonus of $300,518 reflects his targeted bonus amount, with an additional amount included for superior corporate performance as measured against the defined goals. This bonus represented 40.2% of his total compensation. Elements of our financial performance for fiscal year 2001 that directly affected Mr. Murray's bonus calculation (as well as the bonus calculation for the other officers) included achievement of budgeted revenue and EBITDA goals for fiscal 2001.

 Long-Term Incentives

   The Committee may award stock options to the senior executive officers to enhance the link between executive pay and stockholder value. Awards are made pursuant to the Resources Connection Inc. 1999 Long-Term Incentive Plan, referred to as the Incentive Plan. Under the Incentive Plan, the Committee also has the ability to award other equity-based incentives such as stock appreciation rights or restricted stock, but has not done so to date. The Committee is responsible for determining who should receive stock option grants, when the grants should be made, the exercise price per share and the number of shares to be granted. The Committee considers grants of long-term incentive awards to executive officers during each fiscal year. To date, stock options have been granted at an option price set at fair market value of our common stock on the date of grant. As such, stock options have value only if the stock price appreciates following the date the options are granted. The stock options reflected in the Summary Compensation Table are subject to a 48-month vesting period. This approach encourages the creation of stockholder value over the long term. The stock options awarded to the senior executive group in fiscal year 2001 were based on individual and corporate performance as determined by the Committee.

   In fiscal 2001, Mr. Murray received options to purchase a total of 40,000 shares at the fair market value of the shares on the date of grant. The Committee strongly believes that equity ownership, including stock options, provides our executive officers substantial motivation to maximize long-term stockholder value.

 Internal Revenue Code Section 162(m)

   To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to Resources Connection and to the executives of various payments and benefits. The policy of the Committee is to establish and maintain a compensation program that maximizes the creation of long-term stockholder value. Action will be taken to qualify most compensation approaches to ensure deductibility, except in those limited cases in which the Committee believes stockholder interests are best served by retaining flexibility. In such cases the Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

 Summary

   The Compensation Committee believes that its executive compensation philosophy serves the best interests of Resources Connection and its stockholders. Executive compensation paid by Resources Connection is intended to be linked to, and consistent with, corporate performance, which the Committee believes will help align the interests of its executives with those of the stockholders.

                                          THE COMPENSATION COMMITTEE

                                          David G. Offensend, Chairman
                                          Gerald Rosenfeld
                                          John C. Shaw

Transactions With Certain Executive Officers

 Employee Benefit Plans

 1998 Employee Stock Purchase Plan

   In December 1998, our Board of Directors adopted the Resources Connection, Inc. 1998 Employee Stock Purchase Plan, or the 1998 Employee Stock Purchase Plan, to provide an additional means to attract, motivate, reward and retain officers and management-level employees. The plan gives the administrator the authority to grant awards to select participants. We do not, however, anticipate granting any additional awards under the 1998 Employee Stock Purchase Plan.

 1999 Long-Term Incentive Plan

   In June 1999, our Board of Directors adopted the 1999 Long-Term Incentive Plan to provide an additional means to attract, motivate, reward and retain key personnel. Our stockholders approved the plan on June 17, 1999. The plan gives our Board of Directors, or a committee appointed by our Board of Directors, the authority to determine who may participate in the plan and to grant different types of stock incentive awards. Employees, officers, directors, and consultants of Resources Connection or one of our subsidiaries may be selected to receive awards under the plan.

   Change in Control. Upon a change in control event, the Compensation Committee may provide that each option and stock appreciation right will become immediately vested and exercisable, each award of restricted stock will immediately vest free of restrictions, and each performance share award will become payable to the holder of the award. Generally speaking, a change in control event will be triggered under the plan:

  .  upon stockholder approval of our dissolution or liquidation;

  . upon stockholder approval of the sale of all or substantially all of our assets to an entity that is not an affiliate;

  . upon stockholder approval of a merger, consolidation, reorganization, or sale of all or substantially all of our assets in which any person becomes the beneficial owner of 50% or more of our outstanding common stock.

   Federal Tax Consequences. The current federal income tax consequences of awards authorized under the plan follow certain basic patterns. Generally, awards under the plan that are includable in the income of the recipient at the time of exercise, vesting or payment (such as nonqualified stock options, stock appreciation rights, restricted stock and performance awards), are deductible by Resources Connection, and awards that are not required to be included in the income of the recipient (such as incentive stock options) are not deductible by Resources Connection.

 Employee Stock Purchase Plan

   On October 17, 2000, our Board of Directors adopted our Employee Stock Purchase Plan to provide certain of our employees (and the employees of certain of our participating subsidiaries) with an incentive to advance the best interests of the company by providing a method whereby they may voluntarily purchase our common stock at a favorable price and upon favorable terms. Our stockholders approved this plan on October 17, 2000. Generally, all of our officers and employees who have been employed by us for at least 90 days, who are regularly scheduled to work more than 10 hours per week, and who are customarily employed more than five months per year are eligible to participate in the plan. The plan became effective upon the consummation of our initial public offering.

 401(k) Plan

   Resources Connection has a defined contribution 401(k) plan that covers all employees who have completed at least three months of service and are age 21 or older. Participants may contribute up to 15% of their annual salary or the maximum allowed by statute. As defined in the plan agreement, the company may make matching contributions in such amount, if any, up to 6% of employees' annual salaries. We may, at our sole discretion, determine the matching contribution made from year to year. To receive a matching contribution, an employee must be employed by us on the last day of the fiscal year.

 Employment Agreements

   We have entered into employment agreements with Mr. Murray, Mr. Giusto, Ms. Ferguson and Mr. Longnecker.

   Mr. Murray. Pursuant to his employment agreement, Mr. Murray serves as our Chief Executive Officer and receives an annual base salary of $442,000, increased in September 2000 from an initial annual base salary of $425,000. The employment agreement has an initial term ending on March 31, 2004. If any payment Mr. Murray receives pursuant to his employment agreement is deemed to constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code, or compensation subject to excise tax under Section 4999 of the Internal Revenue Code, Mr. Murray is entitled to an excise tax gross-up payment not to exceed $1.0 million.

   Mr. Giusto. Pursuant to his employment agreement, Mr. Giusto serves as our Chief Financial Officer and receives an annual base salary of $260,000, increased in September 2000 from an initial annual base salary of $250,000. The employment agreement has an initial term ending on March 31, 2002.

   Ms. Ferguson. Pursuant to her employment agreement, Ms. Ferguson serves as an Executive Vice President and receives an annual base salary of $250,000, increased in June 2000 from an initial annual base salary of $200,000. The employment agreement has an initial term ending on March 31, 2002. If
Ms. Ferguson is terminated without cause, in addition to the severance payment described below, she will also receive reimbursement for her relocation expenses up to $100,000.

   Mr. Longnecker. Pursuant to his employment agreement, Mr. Longnecker serves as an Executive Vice President and receives an annual base salary of $312,000, increased in September 2000 from an initial annual base salary of $300,000. The employment agreement has an initial term ending on April 30, 2002. If any payment Mr. Longnecker receives pursuant to his employment agreement is deemed to constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code, Mr. Longnecker is entitled to an excise tax gross-up payment not to exceed $750,000. Pursuant to his employment agreement, on May 1, 1999, we loaned $200,000 to Mr. Longnecker as further described in "Related-Party Transactions."

   Each of the above-described employment agreements has the following uniform terms:

     Automatic Renewal. Upon termination of the initial term of the employment agreement, the agreement will automatically renew for one-year periods unless the employee or we elect not to extend the agreement.

     Termination by Us Without Cause or by Employee for Good Reason. In the event we do not renew the agreement or the employee is terminated other than for "cause" (which is defined in the agreement to include, among other things, conviction of a felony, fraudulent conduct, failure to perform duties or observe covenants of the agreement, or theft) or if the employee terminates his or her employment for "good reason" (which is defined in the agreement to include, among other reasons, a change in control) the employee will receive severance pay which includes:

  . any accrued but unpaid base salary as of the date of the employee's termination;

  .  the earned but unpaid annual bonus, if any;

  . the target annual incentive compensation, if any, that the employee would have been entitled to receive pursuant to the employment agreement in respect of the fiscal year in which the termination occurs; and

  . the employee's then current base salary multiplied by the greater of either (1) two, for Mr. Giusto and Ms. Ferguson, or three, for Mr. Murray and Mr. Longnecker, and (2) the number of years (including fractions) remaining in the initial term of the agreement.

The employment agreements also provide that the employee shall be entitled to receive employee benefits to which the employee may be entitled under the employee benefit plans and continued participation in our group health insurance plans at our expense until the earlier of three years from the date of termination or the employee's eligibility for participation in the group health plan of a subsequent employer.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The following descriptions summarize the material terms of certain relationships and transactions with any of our officers, director and holders of 5% or more of our outstanding capital stock.

 Registration Rights and Board Representation of Evercore Partners L.L.C. and Management.

   Pursuant to a Stockholders Agreement among Resources Connection and certain entities affiliated with Evercore Partners L.L.C., or Evercore Partners, Donald
B. Murray, Stephen J. Giusto, Karen M. Ferguson and Brent M. Longnecker, the stockholders party to this agreement have agreed to vote their shares in favor of Board nominees assigned by each of Evercore Partners and the management stockholders. As Evercore Partners' percentage ownership in the company decreases, so does the number of director nominees it can designate. As the management stockholders' percentage ownership in the company decreases, so does the number of director nominees they can designate. The rights of either Evercore Partners or the management stockholders will terminate when that group owns less than 7.5% of the outstanding shares of common stock of the Company. We have agreed to take such action as may be required to cause the Board to consist of the number of directors specified in the Stockholders Agreement.

   Pursuant to the Stockholders Agreement, Evercore Partners and the management stockholders each have the right to demand that the company register their shares of common stock three times; provided that the Board of Directors of the Company has the right to postpone a demand registration in certain circumstances. The Company has agreed to pay for two demand registrations of each of Evercore Partners and the management stockholders.

   In addition, if we propose to register our common stock under the Securities Act, Evercore Partners, Richard Gersten, Paul Lattanzio, Gerald Rosenfeld, Mainz Holdings Ltd., DB Capital Investors, LP, BancBoston Investments Inc., certain management stockholders and certain employee stockholders are entitled to notice of the registration and to include a pro rata number of their shares of our common stock in that offering. In an underwritten offering, the underwriters have the right to limit the number of shares included in the registration in their discretion.

   As of August 31, 2001, the following directors, officers and holders of 5% or more of our outstanding shares have registration rights with respect to the shares identified below:

                                                                 Number of
                                                             Registrable Shares
   Name                                                       of Common Stock
   ----                                                      ------------------
   Donald B. Murray.........................................     1,385,083
   Stephen J. Giusto........................................       355,956
   Karen Ferguson...........................................       300,250
   Brent Longnecker.........................................       185,994
   John Bower...............................................         4,690
   Gerald Rosenfeld.........................................       136,882
   Entities affiliated with Evercore Partners L.L.C. .......     2,835,580

 Longnecker Loan

   Pursuant to our employment agreement with Mr. Longnecker, on May 1, 1999, we loaned $200,000 to Mr. Longnecker. The loan is interest-free and matures on April 1, 2007. On January 1, 2000, $50,000 of the loan was forgiven as a portion of Mr. Longnecker's compensation. As of May 31, 2001, the outstanding balance of the loan was $150,000. Additional amounts may be forgiven at the discretion of our Chief Executive Officer. If Mr. Longnecker is terminated for cause, as defined in his employment agreement, or terminates his employment without good reason, as defined in his employment agreement, all remaining loan amounts owed will be due and payable.

 Sale of Shares Pursuant to the 1998 Employee Stock Purchase Plan

   In November 1998, we formed RC Transaction Corp., renamed Resources Connection, Inc. In December 1998, we issued 5,243,000 shares of our common stock pursuant to the 1998 Employee Stock Purchase Plan to certain members of our management for an aggregate purchase price of $52,430. In 1999, we issued and sold the remaining 387,000 shares of our common stock to certain members of our management for an aggregate purchase price of $3,870. Directors and officers who participated in these transactions include:

                                                                Number of Shares
                                                                of Common Stock
   Name                                                             Acquired
   ----                                                         ----------------
   Donald B. Murray............................................    1,450,600
   Stephen J. Giusto...........................................      400,000
   Karen M. Ferguson...........................................      355,000
   Brent M. Longnecker.........................................      200,000
   John D. Bower...............................................       70,000
   Kate W. Duchene.............................................       20,000

 Management-led Buyout

   In April 1999, we entered into a series of transactions pursuant to which we purchased all of the membership units of Resources Connection LLC from Deloitte & Touche. We financed the purchase in part with capital provided by our management and an investor group led by Evercore Partners L.L.C. and certain of its affiliates. We issued and sold 9,855,260 shares of our Common Stock and 144,740 shares of our Class B Common Stock to 22 accredited investors and 30 additional investors. Simultaneously, we issued and sold subordinated notes, bearing 12% annual interest with a maturity date of April 15, 2004, in an aggregate principal amount of $22.0 million to the same investors. After the close of our initial public offering in December 2000, we used a portion of the proceeds to prepay the outstanding principal and all accrued and unpaid interest on the notes. Stockholders owning 5% or more of our outstanding shares, directors and officers who participated in these transactions include:

                                                                      Aggregate
                                                  Number of Shares Principal Amount
                                 Number of Shares    of Class B    of Subordinated
                                 of Common Stock    Common Stock        Notes
   Name                              Acquired         Acquired       Acquired ($)
   ----                          ---------------- ---------------- ----------------
   Donald B. Murray............        54,690               0            120,318
   Stephen J. Giusto...........        20,000               0             44,000
   Brent M. Longnecker.........        75,000               0            165,000
   John D. Bower...............         4,690               0             10,318
   Gerald Rosenfeld............       185,010               0            239,990
   Entities affiliated with
    Evercore Partners L.L.C. ..     7,742,630         144,740         17,889,654

 Joint Marketing Agreement with and Investment in Ledgent

   In September 2000, we entered into a Joint Marketing Agreement with Complete BackOffice.com, Inc., later renamed Ledgent, Inc. Ledgent is a privately held corporation engaged in the business of outsourcing complete accounting and human resources functions over the Internet. Our agreement with Ledgent is to cooperate in the promotion of each party's services to both new and existing customers. To that end, we have agreed to share certain information regarding our customer list and marketing databases with Ledgent in exchange for Ledgent sharing similar information with us. We have also agreed to provide the Ledgent sales staff with office space and administrative staff and support for one year from the date of the agreement at no cost to Ledgent. In addition, both parties agree not to compete with the business of the other party during the term of the agreement, the initial term of which is two years. The agreement also contemplates a referral service whereby we receive 1% of the gross profits generated by Ledgent during the first year of a client relationship that results from one of our leads, and Ledgent receives 1% of the gross profits generated by us during the first year of a client relationship that results from one of its leads.

   We and several of our stockholders, including some directors and members of our management team (including Donald Murray, Stephen Giusto, Karen Ferguson, Kate Duchene, Brent Longnecker and Gerald Rosenfeld), own collectively, a 13.4% indirect interest in Ledgent through our majority-owned subsidiary, which we control. We own 57% of the subsidiary, Donald B. Murray, our chief executive officer, owns 4.9% of the subsidiary and our executive officers, other than Mr. Murray, collectively own 3.5% of the subsidiary. Entities affiliated with Evercore Partners L.L.C. collectively have a right to acquire 25.7% of the subsidiary.

   Our subsidiary has the right to designate one director to serve on the board of directors of Ledgent.

 Relationship Between Our Financial Printing Company and Our Chief Legal Officer and Executive Vice President, Human Relations

   We have hired R.R. Donnelley Financial Printing, or Donnelley, to provide us certain printing and related services. The spouse of Ms. Duchene is employed by Donnelley. We may engage Donnelley in the future to provide additional printing and related services.

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

   The following table sets forth, as of August 31, 2001, certain information with respect to the beneficial ownership of our common stock by:

  . each person or group of affiliated persons known by us to own beneficially more than 5% of the outstanding shares of our common stock;

  .  each of our directors;

  .  each of our named executive officers; and

  .  all of our directors and the named executive officers as a group.

   Unless otherwise indicated, the address for each person or entity named below is c/o Resources Connection, Inc., 695 Town Center Drive, Suite 600, Costa Mesa, California 92626.

   Except as indicated by footnote, and except for community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

                                        Number of Shares      Percentage of
                                      Beneficially Owned(1) Shares Outstanding
                                      --------------------- ------------------
Directors and Officers
Donald B. Murray(2)..................       1,385,083               6.6%
Stephen J. Giusto(3).................         355,956               1.7%
Karen M. Ferguson....................         300,250               1.4%
Brent M. Longnecker..................         185,994                 *
John D. Bower........................          55,609                 *
Kate W. Duchene(4)...................          28,500                 *
David G. Offensend(5)................             --                --
Gerald Rosenfeld(6)..................         136,882                 *
Leonard Schutzman(5).................             --                --
John C. Shaw(7)......................           1,000                 *
C. Stephen Mansfield.................           3,059                 *
Named Executive Officers, Executive
 Officers and Directors as a
 group (11 persons)..................       2,452,333              11.6%

Five Percent Stockholders
Evercore Partners L.L.C.(8)..........       2,835,580              13.4%

--------
 *  Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. The number of shares beneficially owned by a person and the percentage ownership of that person includes shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of August 31, 2001. As of August 31, 2001, there were 21,145,680 outstanding shares of common stock.

(2) Includes shares owned by Mr. Murray and shares beneficially owned by Mr. Murray in The Murray Family Trust, Donald B. Murray, Trustee; Murray Fam Income TR312000 Shimizu Ronald J Ttee; Patrick Murray, Sr. as Custodian for Patrick Murray, Jr. until age 21 under the CUTMA; and Brian Murray.

(3) Includes shares owned by Mr. Giusto, beneficially owned by Mr. Giusto in The Giusto Family Income Trust dated 9/12/2000, Michael J. Giusto, trustee and 1,000 shares owned by Susan P. Giusto, the spouse of Mr. Giusto.

(4) Ms. Duchene has 12,500 shares of common stock subject to options exercisable within 60 days of August 31, 2001.

(5) David G. Offensend, a managing member of Evercore Partners L.L.C., may be deemed to share beneficial ownership of any shares beneficially owned by Evercore Partners L.L.C., but hereby disclaims such beneficial ownership, except to the extent of his pecuniary interest in the Evercore Investors or Evercore Partners L.L.C. Leonard Schutzman is a director and is an executive of, or consultant to, Evercore Partners, Inc. Mr. Schutzman may be deemed to share beneficial ownership of any shares beneficially owned by Evercore Partners L.L.C., but hereby disclaims beneficial ownership of any shares beneficially owned by Evercore Partners L.L.C., except to the extent of his pecuniary interest in the Evercore Investors or Evercore Partners L.L.C. The address for Mr. Offensend and Mr. Schutzman is c/o Evercore Partners L.L.C., 65 East 55th Street, 33rd Floor, New York, New York 10022.

(6) Includes shares owned by Mr. Rosenfeld and shares beneficially owned by Mr. Rosenfeld in the Rosenfeld August 2000 GRAT. Mr. Rosenfeld's address is c/o Rothschild Inc., 1251 Avenue of the Americas, New York, New York 10020.

(7) Mr. Shaw has been a director of Resources Connection since June 1999. Mr. Shaw's address is THE SHAW GROUP LLC, P.O. Box 3369, Newport Beach, California 92659.

(8) Shares shown as owned by Evercore Partners L.L.C. are the aggregate number of shares owned of record by Evercore Capital Partners L.P., Evercore Capital Partners (NQ) L.P., Evercore Capital Offshore Partners L.P. and Evercore Co-Investment Partnership L.P., or, collectively, the Evercore Investors. Evercore Partners L.L.C. is directly or indirectly the general Partner of each of the Evercore Investors. The address for Evercore Partners L.L.C. is 65 East 55th Street, 33rd Floor, New York, New York 10022.

                               PERFORMANCE GRAPH

   Set forth below is a line graph comparing the annual percentage change in the cumulative total return to the holders of our common stock with the cumulative total return of the Russell 2000 Index and the Standard Industry Code 8742 Management Consulting Services Index, or the SIC Index, for the period commencing on the first day our common stock was traded on the Nasdaq Stock Market, December 15, 2000, and ending on July 31, 2001. The graph assumes that $100 was invested on December 15, 2000 in our common stock and in each index (based on prices from the close of trading on December 15, 2000), and that all dividends were reinvested. No cash dividends have been declared or paid on our common stock. Stockholder returns over the indicated period may not be indicative of future stockholder returns.

   The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

               COMPARISON OF EIGHT-MONTH CUMULATIVE TOTAL RETURN
                       AMONG RESOURCES CONNECTION, INC.,
                      THE RUSSELL 2000 INDEX AND SIC INDEX
                              [GRAPH APPEARS HERE]

                     ASSUMES $100 INVESTED ON DEC. 15, 2000
                          ASSUMES DIVIDENDS REINVESTED

                         Resources Connection, Inc. Russell 2000 Index SIC Index
                         -------------------------- ------------------ ---------
12/15/00................           100.00                 100.00        100.00
12/31/00................           118.75                 100.00        100.00
01/31/01................           147.66                 105.13        105.78
02/28/01................           144.14                  98.10         92.31
03/31/01................           138.28                  93.17         76.78
04/30/01................           165.94                 100.36         81.58
05/31/01................           191.87                 102.68         95.07
06/30/01................           161.50                 106.09         92.79
07/31/01................           158.75                 100.26         85.52

                                   PROPOSAL 2

                AMENDMENTS TO THE 1999 LONG-TERM INCENTIVE PLAN

   We maintain the Resources Connection, Inc. 1999 Long-Term Incentive Plan, referred to as the "Plan". At the Annual Meeting, stockholders will be asked to approve an amendment to the Plan, referred to as the "Amendment". The Amendment consists of two parts: (1) an increase in the aggregate number of shares available under the Plan, and (2) confirmation and approval of the performance-based award feature of the Plan. Following is a more detailed summary of the two parts of the Amendment:

  . Share Increase. The Plan provides for a limit on the aggregate number of shares of our common stock that may be issued or delivered pursuant to awards granted under the Plan. The aggregate share limit is currently 5,040,000 shares. As of August 31, 2001, approximately 3,252,645 of the 5,040,000 shares had been issued pursuant to awards granted under the Plan or were subject to awards then outstanding under the Plan, and approximately 1,470,150 shares were then available for additional Plan award grants.

       On August 27, 2001, our Board of Directors approved, subject to stockholder approval, an amendment to increase the Plan's aggregate share limit from 5,040,000 shares to 6,540,000 shares (an increase of 1,500,000 shares), subject to certain adjustments as provided in the Plan (see "Summary Description of the Plan--Limits on Awards; Authorized Shares" below). The Board of Directors approved the share increase based, in part, on a belief that the number of shares that remained available for additional awards under the Plan was insufficient to adequately provide for future incentives.

  . Performance Share Awards. One element of the Plan is our flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Internal Revenue Code (in addition to other awards, such as stock options and stock appreciation rights, expressly authorized under the Plan which may also qualify as performance-based compensation for
     Section 162(m) purposes), referred to as "Performance-Based Awards". (See "Summary Description of the Plan--Performance-Based Awards Under
     Section 162(m); Business Criteria" below). Section 162(m) requires that we obtain stockholder approval of this element of the Plan and the related "business criteria" (described below) that may be referenced in granting Performance-Based Awards within a certain period of time after we became a publicly-held company. Therefore, in addition to the share increase described above, stockholders are being asked to approve the Performance-Based Award element of the Plan, including the related business criteria that may be referenced in granting Performance-Based Awards.

   If the Amendment is not approved by stockholders, the current aggregate share limit of 5,040,000 shares will remain in effect and we will not have the flexibility to grant Performance-Based Awards under the Plan (except, as noted above, stock options and stock appreciation rights which are otherwise expressly authorized under the Plan).

   The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan, which is an appendix to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov. A copy of the Plan may also be obtained by contacting Kate Duchene, our Chief Legal Officer, at 695 Town Center Drive, Suite 600, Costa Mesa, California 92626 (telephone number
(714) 430-6400).

Summary Description of the Plan

   Purpose. The purpose of the Plan is to promote the success of Resources Connection, Inc. and the interests of our stockholders by providing an additional means to attract, motivate, retain and reward selected eligible employees and certain other persons through the grant of awards and incentives for high levels of individual performance and our improved financial performance.

   Awards. The Plan authorizes stock options, stock appreciation rights, referred to as "SARs", restricted stock, stock bonuses, Performance-Based Awards, as well as certain other stock-based awards described in the Plan. The various forms of awards that may be granted under the Plan give us the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option or stock appreciation right will expire, or other award will vest, not more than 10 years after the date of grant.

   Administration. The Plan will be administered by our Board of Directors or by one or more committees appointed by our Board of Directors (the appropriate acting body is referred to as the "Administrator"). The Administrator is currently the Compensation Committee of our Board of Directors.

   The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. Subject to the other provisions of the Plan, the Administrator has the authority (a) to permit the recipient of any award to pay the purchase price of shares of common stock or the award in cash or by check, the delivery of previously owned shares of common stock, or a cashless exercise; (b) to accelerate the receipt or vesting of benefits pursuant to an award; and (c) to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award.

   Eligibility. Persons eligible to receive awards under the Plan include officers or employees of Resources Connection, Inc. or any of our subsidiaries, our directors, and certain consultants and advisors to Resources Connection, Inc. or any of our subsidiaries.

   Currently, approximately 1,530 of our officers and employees (including all of our named executive officers) and each of the five non-employee directors of Resources Connection, Inc. are considered eligible under the Plan, subject to the power of the Administrator to determine eligible persons to whom awards will be granted.

   Transfer Restrictions. Subject to limited exceptions contained in the Plan (which generally include transfers back to the Company, a participant's designation of a beneficiary, the exercise of a participant's option by his or her legal representative in the event of the participant's disability, transfers pursuant to certain court orders, and "cashless exercises" approved by the Administrator), awards granted under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Administrator may permit the transfer of an award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes and without consideration (other than nominal consideration).

   Limits on Awards; Authorized Shares. As described above, the current Aggregate Share Limit under the Plan is 5,040,000. If stockholders approve the Amendment, the aggregate share limit will become 6,540,000 shares. In addition, the Plan provides that the maximum number of shares subject to Awards which may be granted to any individual during any calendar year is 200,000.

   As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under certain performance-based awards, and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders.

   The Plan will not limit the authority of our Board of Directors or the Administrator to grant awards or authorize any other compensation, with or without reference to the common stock, under any other plan or authority.

   Stock Options. An option is the right to purchase shares of our common stock at a future date at a specified price, referred to as the "Option Price". The Option Price per share will be determined by the Administrator at the time of grant, but in the case of Incentive Stock Options may not be less than the fair market value of a share on the date of grant.

   An option may either be an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Option benefits are taxed differently from Nonqualified Stock Options, as described under "Federal Income Tax Consequences of Awards Under the Plan" below. Incentive Stock Options are also subject to more restrictive terms and are limited in amount by the Code and the Plan. Full payment for shares purchased on the exercise of an option must be made at the time of such exercise in a manner approved by the Administrator.

   Stock Appreciation Rights. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of our common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR. SARs may be granted in connection with other awards or independently.

   Restricted Stock Awards, Stock Bonuses. A restricted stock award is an award typically for a fixed number of shares of our common stock subject to restrictions. The Administrator specifies the price, if any, the Participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

   Stock Bonuses. The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on the shares) as determined from time to time by the Administrator. The number of shares so awarded will be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

   Performance-Based Awards Under Section 162(m); Business Criteria. If stockholders approve the Amendment, the Administrator may grant to executive officers Performance-Based Awards designed to satisfy the requirements for deductibility under Section 162(m). (As noted above, these Performance-Based Awards are in addition to options or SARs that may also qualify as performance-based awards for Section 162(m) purposes.) These awards will be based on the performance of Resources Connection, Inc. and/or one or more of our subsidiaries, divisions, or segments.

   The Administrator will establish the business criteria on which performance goals will be awarded. The business criteria on which performance goals will be established include revenue growth, net earnings (before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, stock appreciation, total stockholder return, or cost containment or reduction, or any combination thereof.

   Performance-Based Awards are earned and payable only if performance reaches specific, preestablished performance goals related to one or more of the business criteria approved by the Administrator in advance of applicable deadlines under the Internal Revenue Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

   Before any Performance-Based Award is paid, the Administrator must certify that the performance goals have been satisfied. The Administrator will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve "negative" discretion to reduce payments below maximum Award limits. Grants of Performance-Based Awards in any calendar year to any participant may not be made with reference to more than 200,000 shares.

   Deferrals. The Plan authorizes the Administrator to permit deferred payment of awards. The Administrator may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

   Acceleration of Awards; Possible Early Termination of Awards. Upon a change in control event, the Administrator may provide that each option and SAR will become immediately vested and exercisable, each award of restricted stock will immediately vest free of restrictions, and each performance share award will become payable to the holder of the award. Generally speaking, a change in control event will be triggered under the plan (1) upon stockholder approval of our dissolution or liquidation, (2) upon stockholder approval of the sale of all or substantially all of our assets to an entity that is not an affiliate, or (3) upon stockholder approval of a merger, consolidation, reorganization, or sale of all or substantially all of our assets in which any person becomes the beneficial owner of 50% or more of our outstanding common stock.

   Termination of or Changes to the Plan. Our Board of Directors may amend or terminate the Plan at any time and in any manner. Stockholder approval for an amendment will generally not be obtained unless required by applicable law or deemed necessary or advisable by our Board of Directors. Unless previously terminated by our Board of Directors, the Plan will terminate on June 16, 2009. Outstanding Awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

   Securities Underlying Awards. The closing price of a share of our common stock as of August 31, 2001 was $22.00 per share.

 Federal Income Tax Consequences of Awards Under the Plan

   The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with general tax principles applicable to the Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

   With respect to Nonqualified Stock Options, we are generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, we generally are not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns:
SARs are taxed and deductible in substantially the same manner as Nonqualified Stock Options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, and performance share awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

   If an award is accelerated under the Plan in connection with a change in control (as this term is used under the Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code, we may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

 Specific Benefits

   We have not approved any awards under the Plan that are conditioned upon stockholder approval of the Amendment. If the additional number of shares that will be available under the Plan if this proposal is approved by stockholders had been available for award purposes in fiscal 2001, we expect that our award grants for fiscal 2001 would not have been substantially different than those actually made under the Plan. For information regarding awards granted to executive officers of the Company in fiscal 2001, see the material under the heading "Executive Compensation and Certain Transactions" above. We are not currently considering any additional specific award grants under the Plan. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the Plan cannot be determined at this time.

 Vote Required; Recommendation of the Board of Directors "FOR" this Proposal

   Our Board of Directors believes that the approval of the Amendment will promote the interests of Resources Connection, Inc. and our stockholders and continue to enable us to attract, retain and reward employees and other certain persons important to our success and to provide incentives based upon the attainment of corporate objectives and increases in stockholder value.

   Approval of the Amendment requires the affirmative vote of a majority of our common stock present, or represented, and entitled to vote at the Annual Meeting.

 THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR
              THE AMENDMENT TO THE 1999 LONG-TERM INCENTIVE PLAN.

   Proxies solicited by our Board of Directors will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 2. All members of our Board of Directors are eligible for awards under the Plan.

                             ADDITIONAL INFORMATION

   We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file at the office of the Securities and Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information. Our Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

                                          By order of the Board of Directors,

                                          /s/ STEPHEN J. GIUSTO
                                          Stephen J. Giusto
                                          Secretary

Costa Mesa, California,
September 7, 2001

           ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND
                      RETURN THE ENCLOSED PROXY PROMPTLY.

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

   This charter shall be reviewed, reassessed and approved annually by the audit committee of the board of directors and the board of directors.

Role and Independence

   The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the accounting, auditing and reporting practices of the corporation and other such duties as directed by the board. In discharging its role, the committee is empowered to investigate any matter brought to its attention.

   The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of NASDAQ. The board of directors or the audit committee shall appoint one member of the audit committee as chairperson, who shall be responsible for leadership of the committee.

Responsibilities

   The audit committee's primary responsibilities include:

  . Recommending to the board the independent accountant to be selected or retained to audit the financial statements of the corporation. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence and recommend to the board any actions necessary to oversee the auditor's independence.

  . Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process and receiving and reviewing audit reports.

  . Providing guidance and oversight to the internal audit activities of the corporation.

  . Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the board as to the inclusion of the company's audited financial statements in the company's annual report on Form 10-K.

  . Discussing with management, the internal auditors and the external auditors the quality and adequacy of the company's internal controls.

  . Discussing with management the status of taxation matters as may be appropriate.

  . Reporting audit committee activities to the full board and issuing annually (commencing in 2001) a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

                          RESOURCES CONNECTION, INC.
                         1999 LONG-TERM INCENTIVE PLAN

                (As Amended and Restated [____________, 2001])

                               TABLE OF CONTENTS

                                                                                                          Page
1.   The Plan.............................................................................................   1
     1.1   Purpose........................................................................................   1
     1.2   Administration and Authorization; Power and Procedure..........................................   1
     1.3   Participation..................................................................................   2
     1.4   Shares Available for Awards; Share Limits......................................................   2
     1.5   Grant of Awards................................................................................   3
     1.6   Award Period...................................................................................   3
     1.7   Limitations on Exercise and Vesting of Awards..................................................   3
     1.8   No Transferability; Limited Exception to Transfer Restrictions.................................   4

2.   Options..............................................................................................   5
     2.1   Grants.........................................................................................   5
     2.2   Option Price...................................................................................   5
     2.3   Vesting; Limits on Exercise; Other Limitations.................................................   6
     2.4   Limitations on Grant and Terms of Incentive Stock Options......................................   6
     2.5   Limits on 10% Holders..........................................................................   7
     2.6   Option Repricing/Cancellation and Regrant/Waiver of Restrictions...............................   7
     2.7   Options and Rights in Substitution for Stock Options Granted by Other Corporations.............   7

3.   Stock Appreciation Rights (Including Limited Stock Appreciation Rights)..............................   7
     3.1   Grants.........................................................................................   7
     3.2   Exercise of Stock Appreciation Rights..........................................................   7
     3.3   Payment........................................................................................   8
     3.4   Limited Stock Appreciation Rights..............................................................   9

4.   Restricted Stock Awards..............................................................................   9
     4.1   Grants.........................................................................................   9
     4.2   Restrictions...................................................................................   9
     4.3   Return to the Corporation......................................................................  10

5.   Performance Share Awards and Stock Bonuses...........................................................  10
     5.1   Grants of Performance Share Awards.............................................................  10
     5.2   Special Performance-Based Share Awards.........................................................  10
     5.3   Grants of Stock Bonuses........................................................................  11

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                          Page
     5.4   Deferred Payments.............................................................................   11

6.   Other Provisions....................................................................................   12
     6.1   Rights of Eligible Persons, Participants and Beneficiaries....................................   12
     6.2   Effects of Termination of Employment; Termination of Subsidiary Status;
           Discretionary Provisions......................................................................   13
     6.3   Adjustments; Acceleration.....................................................................   14
     6.4   Compliance with Laws..........................................................................   16
     6.4   Compliance with Laws TC "6.4 Compliance with Laws" \l "2".....................................   16
     6.5   Tax Withholding...............................................................................   17
     6.6   Plan Amendment, Termination and Suspension....................................................   17
     6.7   Privileges of Stock Ownership.................................................................   18
     6.8   Effective Date of the Plan....................................................................   18
     6.9   Term of the Plan..............................................................................   18
     6.10  Governing Law/Construction/Severability.......................................................   19
     6.11  Captions......................................................................................   19
     6.12  Non-Exclusivity of Plan.......................................................................   19
     6.13  No Restriction on Corporate Powers............................................................   20
     6.14  Effect on Other Benefits......................................................................   20

7.   Definitions.........................................................................................   20

                          RESOURCES CONNECTION, INC.
                         1999 LONG-TERM INCENTIVE PLAN

                (As Amended and Restated [____________, 2001])

1.   The Plan.
     --------

1.1  Purpose. The purpose of this Plan is to promote the success of the
     -------
     Company and the interests of its stockholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms used herein are defined in Section 7.

1.2  Administration and Authorization; Power and Procedure.
     -----------------------------------------------------

     1.2.1  Committee. This Plan will be administered by and all Awards will be
            ---------
            authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

     1.2.2  Plan Awards; Interpretation; Powers of Committee. Subject to  the
            ------------------------------------------------
            express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

            (a) determine eligibility and the particular Eligible Persons who will receive Awards;

            (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

            (c) approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

            (d) construe and interpret this Plan and any Award or other agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

            (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

            (f) accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

            (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     1.2.3  Binding Determinations. Any action taken by, or inaction of, the
            ----------------------
            Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     1.2.4  Reliance on Experts. In making any determination or in taking or not
            -------------------
            taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation.

     1.2.5  Bifurcation of Plan Administration; Delegation. The Committee may
            ----------------------------------------------
            delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     1.2.6  No Liability. No director, officer or agent of the Company will be
            ------------
            liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

1.3  Participation. Awards may be granted by the Committee only to those persons
     -------------
     that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4  Shares Available for Awards; Share Limits.
     -----------------------------------------

     1.4.1  Shares Available. Subject to the provisions of Section 6.3, the
            ----------------
            capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

     1.4.2  Share Limits. The maximum number of shares of Common Stock that may
            ------------
            be delivered pursuant to Awards granted under this Plan will not exceed [5,040,000] shares (the "Share Limit"). The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any one individual will be limited to 200,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 200,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section
            1.4 and Section 6.3 .

     1.4.3  Share Reservation; Replenishment and Reissue of Unvested Awards. No
             --------------------------------------------------------------
            Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares of Common Stock issuable at any time pursuant to such Award, plus (ii) the number of shares of Common Stock that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, will again, except to the extent prohibited by law or the terms of this Plan, be available for subsequent Awards under this Plan. Shares of Common Stock issued pursuant to the terms hereof (including shares of Common Stock offset in satisfaction of applicable withholding taxes or the exercise price of an Award) shall reduce on a share-for-share basis the number of shares of Common Stock remaining available under this Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5  Grant of Awards. Subject to the express provisions of this Plan, the
     ---------------
     Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and "business criteria" as such term is used in Section 5.2 that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

1.6  Award Period. Any Option, SAR, warrant or similar right shall expire and
     ------------
     any other Award shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that any payment of cash or
                              --------
     delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized by the Committee in writing; provided further
                                                             ----------------
     that each Award will be subject to earlier termination as provided in or pursuant to Sections 6.2 and 6.3 of this Plan.

1.7  Limitations on Exercise and Vesting of Awards.
     ---------------------------------------------

     1.7.1  Provisions for Exercise. Unless the Committee otherwise expressly
            -----------------------
            provides, no Award will be exercisable or will vest until at least six months after the initial Award Date, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

     1.7.2  Procedure. Any exercisable Award will be deemed to be exercised when
            ---------
            the Corporation receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Committee), together with any required payment made in accordance with Section 2.2.2 and Section 6.5 and any written statement required pursuant to Section 3.4 of this Plan.

     1.7.3  Fractional Shares/Minimum Issue. Fractional share interests will be
            -------------------------------
            disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

1.8  No Transferability; Limited Exception to Transfer Restrictions.
     --------------------------------------------------------------

     1.8.1  Limit On Exercise and Transfer. Unless otherwise expressly provided
            ------------------------------
            in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended: (i) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards will be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

     1.8.2  Exceptions to Limits On Transfer. The exercise and transfer
            --------------------------------
            restrictions in Section 1.8.1 will not apply to:

            (a)   transfers to the Corporation;

            (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

            (c) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative; or

            (d) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

            Notwithstanding anything to the contrary in this Section 1.8.2 or in
            Section 1.8.3, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions imposed under the Code.

     1.8.3  Further Exception to Limits On Transfer. The Committee may permit a
            ---------------------------------------
            Participant's Award to be exercised and paid to certain "family members" (as such term is used in the general instructions to a Form S-8 Registration Statement under the Securities Act) of the Participant. Any such permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee).

2.   Options.
     -------

2.1  Grants. One or more Options may be granted under this Plan to any Eligible
     ------
     Person. Each Option granted will be designated in the applicable Award Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.4, or a Nonqualified Stock Option.

2.2  Option Price.
     ------------

     2.2.1  Pricing Limits. The purchase price per share of the Common Stock
            --------------
            covered by each Option will be determined by the Committee at the time of grant of the Award (and in no case will such purchase price be less than the par value of the Common Stock), but in the case of Incentive Stock Options the exercise price shall not be less than 100% and, in the case of an Incentive Stock Option granted to a Participant described in Section 2.5, not less than 110% of the Fair Market Value of the Common Stock on the date of grant.

     2.2.2  Payment Provisions. The purchase price of any shares of Common Stock
            ------------------
            purchased on exercise of an Option granted under this Plan will be paid in full at the time of each purchase in one or a combination of the following methods:

            (a)   in cash or by electronic funds transfer;

            (b) by certified or cashier's check payable to the order of the Corporation;

            (c) by notice and third party payment in such manner as may be authorized by the Committee; or

            (d) subject to the proviso below, by the delivery of shares of Common Stock already owned by the Participant, provided the
                                                                 --------
                  Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering previously owned shares, and any shares of Common Stock delivered that were initially acquired from the Corporation upon exercise of a stock option must have been owned by the Participant at least six (6) months as of the date of delivery.

                  Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under

                  Section 6.5. The Corporation will not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor, and all related withholding obligations under Section 6.5 and other conditions to exercise have been satisfied.

2.3  Vesting; Limits on Exercise; Other Limitations.
     ----------------------------------------------

     2.3.1  Vesting. Unless the Committee or this Plan otherwise expressly
            -------
            provides, no Option will be exercisable or will vest until at least six months after the initial Award Date. Unless otherwise provided by the Committee in the applicable Award Agreement, each Option shall become vested and exercisable as to 25% of the total number of shares subject thereto on or after the first anniversary of the applicable Award Date and thereafter shall become vested and exercisable as to an additional 25% of the total number of shares subject thereto on or after each of the second, third and fourth anniversaries of the applicable Award Date, in each case subject to adjustment under Section 3.3 of this Plan. Unless otherwise provided by the Committee in the applicable Award Agreement, to the extent that an Option is vested and exercisable, if the Participant does not in any year purchase all or any part of the shares to which the Participant is entitled, the Participant has the right cumulatively thereafter to purchase, subject to Section 2.2.3, any shares not so purchased and such right shall continue until the expiration or earlier termination of the Option under this Plan or the Award Agreement.

2.4  Limitations on Grant and Terms of Incentive Stock Options.
     ---------------------------------------------------------

     2.4.1  $100,000 Limit. To the extent that the aggregate "Fair Market Value"
            --------------
            of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, options in excess of the $100,000 limit will be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be treated as Nonqualified Stock Options first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     2.4.2  Other Code Limits. Incentive Stock Options may only be granted to
            -----------------
            employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4.3  ISO Notice of Sale Requirement. Any Participant who exercises an
            ------------------------------
            Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the shares of Common Stock acquired within one year after the exercise date or two years after the Award Date.

2.5  Limits on 10% Holders. No Incentive Stock Option may be granted to any
     ---------------------
     person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding stock of the Corporation (or a parent or subsidiary of the Corporation) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or a parent or subsidiary of the Corporation), unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.6  Option Repricing/Cancellation and Regrant/Waiver of Restrictions. Subject
     -----------------------------------------------------------------
     to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, or the restrictions upon or the term of, an Award granted under this Plan by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares of Common Stock subject to the Award, or provide for a longer or shorter vesting or exercise period.

2.7  Options and Rights in Substitution for Stock Options Granted by Other
     ---------------------------------------------------------------------
     Corporations. Options and Stock Appreciation Rights may be granted to
     ------------
     Eligible Persons under this Plan in substitution for employee stock options granted by other entities, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3.   Stock Appreciation Rights (Including Limited Stock Appreciation Rights).
     -----------------------------------------------------------------------

3.1  Grants. The Committee may grant to any Eligible Person Stock Appreciation
     ------
     Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2  Exercise of Stock Appreciation Rights.
     -------------------------------------

     3.2.1  Exercisability. Unless the Award Agreement or the Committee
            --------------
            otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

     3.2.2  Effect on Available Shares. To the extent that a Stock Appreciation
            --------------------------
            Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

     3.2.3  Stand-Alone SARs. A Stock Appreciation Right granted independently
            ----------------
            of any other Award will be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     3.2.4  Proportionate Reduction If an SAR extends to less than all the
            -----------------------
            shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

3.3  Payment.
     -------

     3.3.1  Amount. Unless the Committee otherwise provides, upon exercise of a
            ------
            Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive, subject to Section 6.5, payment of an amount determined by multiplying:

            (a) the difference (which shall not be less than zero) obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

            (b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

     3.3.2  Form of Payment. The Committee, in its sole discretion, will
            ---------------
            determine the form in which payment will be made of the amount determined under Section 3.3.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, but the Committee will have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election will be subject to such conditions as the Committee may impose.

3.4  Limited Stock Appreciation Rights. The Committee may grant to any Eligible
     ---------------------------------
     Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with, or substitution for, Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Common Stock during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.   Restricted Stock Awards.
     -----------------------

4.1  Grants. The Committee may grant one or more Restricted Stock Awards to any
     ------
     Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurances and documents as the Committee may require to enforce the restrictions.

4.2  Restrictions.
     ------------

     4.2.1  Pre-Vesting Restraints. Except as provided in Sections 4.1 and 1.8,
            ----------------------
            restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

     4.2.2  Dividend and Voting Rights. Unless otherwise provided in the
            --------------------------
            applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

     4.2.3  Cash Payments. If the Participant has paid cash in connection with
            -------------
            the grant of the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

4.3  Return to the Corporation. Unless the Committee otherwise expressly
     -------------------------
     provides, Restricted Shares that remain subject to restrictions at the time of termination of employment, or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement, will not vest and will be returned to the Corporation in such manner and on such terms as the Committee provides.

5.   Performance Share Awards and Stock Bonuses.
     ------------------------------------------

5.1  Grants of Performance Share Awards. The Committee may grant Performance
     ----------------------------------
     Share Awards to Eligible Employees based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine.

5.2  Special Performance-Based Share Awards. Options or SAR's granted with an
     --------------------------------------
     exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees which otherwise satisfy the conditions to deductibility under Section 162(m) are deemed "Qualifying Awards." Without limiting the generality of the foregoing, and in addition to Qualifying Awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, or division basis, with reference to revenue growth, net earnings (before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, stock appreciation, total stockholder return, or cost containment or reduction, or any combination thereof (the "business criteria") relative to preestablished performance goals, may be granted under this Plan. To the extent so defined, these terms are used as applied under generally accepted accounting principles and in the Company's financial reporting. The applicable business criterion or criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may not be less than one (except as provided in Section 1.6) nor more than 10 years. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan. The following provisions relate to all Performance-Based Awards (other than Qualifying Awards) granted under this
     Plan:

     5.2.1  Eligible Class. The eligible class of persons for Awards under this
            --------------
            Section 5.2 is executive officers of the Corporation.

     5.2.2  Maximum Award. Subject to Section 1.4.2, in no event will grants in
            -------------
            any calendar year to any one individual under this Section 5.2 relate to more than 200,000 shares.

     5.2.3  Committee Certification. To the extent required by Section 162(m),
            -----------------------
            before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

     5.2.4  Terms and Conditions of Awards. The Committee will have discretion
            ------------------------------
            to determine the restrictions or other limitations of the individual Awards under this Section 5.2.

     5.2.5  Stock Payout Features. In lieu of cash payment of an Award, the
            ---------------------
            Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Shares, an Option, or another Award.

     5.2.6  Adjustments for Material Changes. Performance goals or other
            --------------------------------
            features of an Award under this Section 5.2 may provide that they
            (i) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (ii) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (iii) shall be adjusted for any other circumstance or event, or (iv) any combination of (i) through
            (iii), but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

5.3  Grants of Stock Bonuses. The Committee may grant a Stock Bonus to any
     -----------------------
     Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4  Deferred Payments. The Committee may authorize for the benefit of any
     -----------------
     Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

6.   Other Provisions.
     ----------------

6.1  Rights of Eligible Persons, Participants and Beneficiaries.
     ----------------------------------------------------------

     6.1.1  Employment Status. Status as an Eligible Person will not be
            -----------------
            construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

     6.1.2  No Employment Contract. Nothing contained in this Plan (or in any
            ----------------------
            other documents related to this Plan or to any Award) will confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 3.1.2, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

     6.1.3  Plan Not Funded. Awards payable under this Plan will be payable in
            ---------------
            shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

     6.1.4  Charter Documents. The Articles of Incorporation and By-Laws of the
            -----------------
            Corporation, as either of them may be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the transfer of shares of Common Stock) or priorities, rights and preferences as to securities and interests prior in rights to the Common Stock. To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Award Agreement, such restrictions and limitations shall apply to any shares of Common Stock acquired pursuant to the exercise of Awards and are incorporated herein by this reference.

6.2  Effects of Termination of Employment; Termination of Subsidiary Status;
     -----------------------------------------------------------------------
     Discretionary Provisions.
     -------------------------


     6.2.1  Dismissal for Cause. Unless otherwise provided in the Award
            -------------------
            Agreement or a written employment agreement between the Participant and the Company and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if a Participant is terminated by the Company for Cause, the Option will terminate on the Severance Date, whether or not then vested and/or exercisable.

     6.2.2  Resignation. Unless otherwise provided in the Award Agreement or a
            -----------
            written employment agreement between the Participant and the Company and subject to earlier termination pursuant to or as contemplated by
            Section 1.6 or 6.3, if a Participant resigns (other than because of a Total Disability or Retirement):

            (a) the Participant will have until the date that is 30 days after the Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date;

            (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date; and

            (c) the Option, to the extent not exercised, shall terminate at the close of business on the last day of the 30-day period.

     6.2.3  Layoff or Other Involuntary Termination. Unless otherwise provided
            ---------------------------------------
            in the Award Agreement or a written employment agreement between the Participant and the Company and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if a Participant is laid off or otherwise terminated at the will of the Company (other than in circumstances constituting a termination because of Total Disability, Retirement, or a termination by the Company for Cause):

            (a) the Participant will have until the date which is three (3) months after the Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date;

            (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date; and

            (c) the Option, to the extent not exercised, shall terminate at the close of business on the last day of the 3-month period.

     6.2.4  Death, Disability, or Retirement. Unless otherwise provided in the
            --------------------------------
            Award Agreement or a written employment agreement between the Participant and the Company and subject to earlier termination pursuant to or as contemplated by

            Section 1.6 or 6.3, if a Participant's employment by the Company terminates as a result of Total Disability or death, or the Participant's Retirement:

            (a) the Participant (or his or her Personal Representative or Beneficiary, in the case of the Participant's disability or death, respectively), will have until the date that is 12 months after the Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date;

            (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date; and

            (c) the Option, to the extent not exercised, shall terminate at the close of business on the last day of the 12-month period.

     6.2.5  Events Not Deemed a Termination of Employment. Unless Company policy
            ---------------------------------------------
            or the Committee otherwise provides, a Participant's employment relationship with the Company shall not be considered terminated solely due to any sick leave, military leave, or any other leave of absence, authorized by the Company or the Committee. Any Option held by any Eligible Person on approved leave of absence shall continue to vest, unless the Committee or Company otherwise provides in connection with the Award, the particular leave or by Company policy. In no event shall an Option be exercised after the expiration of the term set forth in the Award Agreement or the termination of the Option in accordance with Section 6.3.

     6.2.6  Effect of Change of Subsidiary Status. For purposes of this Plan and
            -------------------------------------
            any Option hereunder, if an entity ceases to be a Subsidiary, a termination of employment will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

     6.2.7  Committee Discretion. Notwithstanding the foregoing provisions of
            --------------------
            this Section 6.2, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than a discharge for cause, the Committee may increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 6.3, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

6.3  Adjustments; Acceleration.
     -------------------------

     6.3.1  Adjustments. Subject to Section 6.3.5, upon or in contemplation of
            -----------
            any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up; spin-off, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the

            Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

            (a)   in any of such events, proportionately adjust any or all of
                  (i) the number of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) the performance standards appropriate to any outstanding Awards, or

            (b) in the case of a reclassification, recapitalization, merger, consolidation, combination, or other reorganization, spin-off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

            The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or strike price of the Award.

            In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

     6.3.2  Acceleration of Awards Upon Change in Control. Subject to Section
            ---------------------------------------------
            6.3.5, the Committee may, in its discretion (in the Award Agreement, at the time of the event, or otherwise), provide that upon the occurrence of (or, as may be necessary to effectuate the purposes of the acceleration, immediately prior to) a Change in Control Event:

            (a) each Option and Stock Appreciation Right will become immediately vested and exercisable,

            (b) Restricted Stock will immediately vest free of restrictions, and

            (c) each Performance Share Award will become payable to the Participant.

            The Committee may provide that only certain Awards (or portions thereof) will be so accelerated, may determine the extent to which acceleration will occur, may establish a different time in respect of the Change in Control Event for the acceleration, and may accord any Eligible Person a right to refuse any acceleration. A Participant's Awards shall also be subject to any acceleration provisions that are expressly set forth in a written agreement of employment (if any) between the Company and the Participant in effect on the grant date of the Award. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Committee to occur (subject to Sections 6.3.4 through 6.3.6) not greater than 30 days before or only upon the consummation of the event.

     6.3.3  Possible Early Termination of Accelerated Awards. If any Option or
            ------------------------------------------------
            other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.3.2 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.3.1 that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.3.1 involving a Change in Control Event approved by the Board, such Option or right will terminate, subject to any provision that has been expressly made by the Committee through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of such Option or right.

     6.3.4  Possible Rescission of Acceleration. If the vesting of an Option has
            -----------------------------------
            been accelerated in anticipation of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Options.

     6.3.5  Pooling Exception. Any discretion with respect to the events
            -----------------
            addressed in this Section 6.3, including any acceleration of vesting, shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

6.4  Compliance with Laws. This Plan, the granting and vesting of Awards under
     --------------------
     this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan may be subject to such restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5  Tax Withholding.
     ---------------

     6.5.1  Tax Withholding. Upon any exercise, vesting, or payment of any
            ---------------
            Option or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

            (a) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment;

            (b) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment; or

            (c) reduce the number of shares of Common Stock to be delivered by (or otherwise reacquire) the appropriate number of shares of Common Stock, valued at their then Fair Market Value, to satisfy such withholding obligation.

            The Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation utilize the withholding offset under clause (c) above.

     6.5.2  Tax Loans. If so provided in the Award Agreement or otherwise
            ---------
            authorized by the Committee, the Corporation may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section
            6.5.1. Such a loan will be for a term not greater than nine months and at a rate of interest and pursuant to such other terms and conditions as the Corporation, under applicable law, may establish.

6.6  Plan Amendment, Termination and Suspension.
     ------------------------------------------

     6.6.1  Board Authorization. The Board may, at any time, terminate or, from
            -------------------
            time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

     6.6.2  Stockholder Approval. Any amendment to this Plan shall be subject to
            --------------------
            stockholder approval to the extent then required under Section 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board.

     6.6.3  Amendments to Awards. Without limiting any other express authority
            --------------------
            of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution (a) may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (b) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award, provided that changes contemplated by Section 6.3 or Section 6.6.5 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

     6.6.4  Limitations on Amendments to Plan and Awards. No amendment,
            --------------------------------------------
            suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.3 or Section 6.6.5 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

     6.6.5  Accounting Changes. Notwithstanding the foregoing provisions of this
            ------------------
            Section 6.6.3 or Section 6.6.4, if the accounting treatment under generally accepted accounting principles of any Options granted hereunder would be materially more adverse to the Company than anticipated at the time of approval of this Plan or the Options (including, without limitation, if any Option(s) would render pooling accounting unavailable to the Company with respect to any transaction that would, in the absence of such Option(s), be accounted for as a pooling of interests transaction) because of a change in those principles or the interpretation or application thereof by the Corporation's independent accountants, the Committee may, in the exercise of its discretion and without the consent of the Participant, amend the terms of such Options to the extent the Committee deems necessary to eliminate such effect.

6.7  Privileges of Stock Ownership. Except as otherwise expressly authorized by
     -----------------------------
     the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8  Effective Date of the Plan.  This Plan was effective upon its initial
     --------------------------
     approval by the Board (the "Effective Date").

6.9  Term of the Plan. Unless earlier terminated by the Board, this Plan will
     ----------------
     terminate at the close of business on the day before the 10th anniversary of the Effective Date (the "Termination Date") and no Awards may be granted under this Plan after that date.

     Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

6.10 Governing Law/Construction/Severability.
     ---------------------------------------

     6.10.1   Choice of Law. This Plan, the Awards, all documents evidencing
              -------------
              Awards and all other related documents will be governed by, and construed in accordance with, the laws of the state of Delaware.

     6.10.2   Severability. If a court of competent jurisdiction holds any
              ------------
              provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect provided that the essential economic terms of this Plan and any Award can still be enforced.

     6.10.3   Plan Construction.
              -----------------

              (a)   Rule 16b-3. It is the intent of the Corporation that
                    ----------
                    transactions involving the Awards under this Plan, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfy to the extent feasible the requirements for applicable exemptions under Rule 16 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
                    Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.

              (b)   Section 162(m). It is the further intent of the Company that
                    --------------
                    Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and Performance-Based Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation under Section 162(m) to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies the administrative requirements thereof. This Plan shall be interpreted consistent with such intent.

6.11 Captions. Captions and headings are given to the sections and subsections
     --------
     of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12 Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to
     -----------------------
     limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

6.13 No Restriction on Corporate Powers. The existence of the Plan and the
     ----------------------------------
     Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Corporation's capital stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

6.14 Effect on Other Benefits. Payments and other benefits received by a
     ------------------------
     Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country or state and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements. Awards under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Corporation or Subsidiary plan.

7.   Definitions.
     -----------

"Award" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, performance share award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"Award Agreement" means any writing setting forth the terms of an Award that has been authorized by the Committee.

"Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the grant of the Award.

"Beneficiary" means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"Board" means the Board of Directors of the Corporation.

"Cause" means any act of theft, embezzlement, fraud, dishonesty, gross negligence, repeated failure to perform assigned duties, a breach of fiduciary duty to the Corporation or a breach of or deliberate disregard of the applicable law or Company policy in any material respect, the unauthorized disclosure of any trade secrets or confidential information of the Corporation, unfair competition with the Corporation, inducement of any customer of the Corporation to break any contract with the Corporation, or inducement of any principal for whom the Corporation acts as agent to terminate such agency relationship. For the purpose of this Plan, a termination of services for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Board or Committee) on the date when the Company delivers notice to the Participant of Cause and shall be final in all respects on the date the Participant's service is terminated. For purposes of this definition, the Corporation includes any affiliate of the Corporation.

"Change in Control Event" means any of the following:

     (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

     (b) Approval by the stockholders of the Corporation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates of the Company (a "Business Combination"), unless (1) as a result of the Business Combination more than 50% of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by holders of the Corporation's voting securities immediately before the Business Combination; and (2) no Person (excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 50% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination.

          The stockholders before and after the Business Combination shall be determined on the basis of the following assumptions: (1) there is no change in the record ownership of the Corporation's securities from the record date for such approval until the consummation of the Business Combination, and (2) record owners other than affiliates of the Corporation hold no securities of the other parties to such reorganization.

     (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate; or;

     (d) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (1) an acquisition directly from the Company, (2) an acquisition by the Company, (3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity; or

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Commission" means the Securities and Exchange Commission.

"Committee" means the Board or one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Awards within the scope of authority delegated to the acting Committee by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (i) a Participant affected by the decision who is or may be subject to Section 162(m), and (ii) compensation intended as performance-based compensation within the meaning of Section 162(m), will be Disinterested; in acting on any transaction with or for the benefit of a
Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3.

"Common Stock" means the shares of the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.3 of this Plan.

"Company" means the Corporation and its Subsidiaries.

"Corporation" means Resources Connection, Inc., a Delaware corporation, and its successors.

"Disinterested" means a director who is an "outside director" within the meaning of Section 162(m) and any applicable legal or regulatory requirements.

"Early Terminate Date" means the date the Common Stock is first registered under the Exchange Act and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System.

"Eligible Employee" means an officer (whether or not a director) or employee of the Company.

"Eligible Person" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Excluded Person" means (a) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (b) Evercore Capital Partners L.P. (or its successor), (c) the Company, or (d) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

"Fair Market Value" on any date means:

     (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

     (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

     (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

     (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

          Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

"Incentive Stock Option" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of that contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

"Option" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an employee of the Corporation or a Subsidiary as a Nonqualified Stock Option or an Incentive Stock Option.

"Other Eligible Person" means any director of, or any individual consultant or advisor or agent who renders or has rendered bona fide services (other than
                                             ---- ----
services in connection with the offering or sale of securities of the Company in a capital raising transaction) to, the Company, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Committee. A person who is neither an employee, officer, nor director who provides bona
                                                                        ----
fide services to the Company may be selected as an Other Eligible Person only if
----
such person's participation in this Plan would not adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act, the offering of shares issuable under this Plan by the Company, or (b) the Corporation's compliance with any other applicable laws.

"Participant" means an Eligible Person who has been granted and holds an Award under this Plan.

"Performance Share Award" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

"Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"Plan" means this Resources Connection, Inc. 1999 Long-Term Incentive Plan, as it may hereafter be amended from time to time (formerly the RC Transaction Corp. 1999 Long-Term Incentive Plan).

"Restricted Shares" or "Restricted Stock" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

"Retirement" means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining (a) age 55 with ten or more years of employment with the Company, or (b) age 65.

"Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

"Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

"Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Severance Date" means the date of a Participant's termination of employment with the Company for any reason whatsoever.

"Stock Appreciation Right" or "SAR" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

"Stock Bonus" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

"Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

"Total Disability" means a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Committee may include.

          An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                       Please date, sign and mail your
                     proxy card back as soon as possible!


                        Annual Meeting of Stockholders

                          RESOURCES CONNECTION, INC.

                                October 5, 2001



             V  Please Detach and Mail in the Envelope Provided  V
--------------------------------------------------------------------------------

A [X]  Please mark your
       votes as in this
       example.


  The Board of Directors recommends a vote FOR each of the nominees listed in
                         Proposal 1 and FOR Proposal 2

                         FOR      WITHHELD
                         ALL      FOR ALL           Nominee:
1.  Election of the      [_]        [_]               Karen M. Ferguson
    nominees listed                                   C. Stephen Mansfield
    at right                                          Leonard Schutzman
    for a three-year term as members of the
    Company's Board of Directors:

INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below.

-------------------------------------------
                                                  FOR      AGAINST      ABSTAIN
2.  Approval of an amendment to the Company's     [_]        [_]          [_]
    1999 Long-Term Incentive Plan.

3. In their discretion, upon any other matters as may properly come before the meeting or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE IN PROPOSAL 1 and FOR PROPOSAL 2. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

________________________ Dated _______, 2001  ________________________ Dated _______, 2001
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER

NOTE: (This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the shares are held in joint name, either person may sign this Proxy. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.)